EXHIBIT 99.3

ANVIA HOLDINGS CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between ANVIA Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”), Acquire Insurance Brokers Pty. Ltd. (“AIB”) and Online Insurance Group Pty. Ltd. (“Online”).

Anvia Holdings Corporation

Pro Forma

Balance Sheet - Unaudited

March 31, 2019

	Anvia Holdings Corporation (#)	AIB	Pro forma adjustments (acquisition of AIB)	Pro forma results (adjusted for acquisition of AIB)	Online	Pro forma adjustments (acquisition of Online)	Pro forma results (combined)
	March 31, 2019	March 31, 2019		March 31, 2019	March 31, 2019		March 31, 2019
Assets
Current assets
Cash and cash equivalents	455,924	16,324	-	472,248	710	-	472,958
Accounts receivable	572,166	-	-	572,166	-	-	572,166
Other receivables	1,062,331	17,358	-	1,079,689	-	-	1,079,689
Tax assets	16,630	-	-	16,630	-	-	16,630
Total Current Assets	2,107,051	33,682	-	2,140,733	710	-	2,141,443

Property, plant and equipment, net	793,129	-	-	793,129	-	-	793,129
Intangible assets	55,755	-	-	55,755	-	-	55,755
Other investments	912,294	-	-	912,294	-	-	912,294
Goodwill	10,200,451	-	1,069,809	11,270,260	-	(710)	11,269,550
Total Non-Current Assets	11,961,629	-	1,069,809	13,031,438	-	(710)	13,030,728

Total Assets	14,068,680	33,682	1,069,809	15,172,171	710	(710)	15,172,171

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Account payables	602,902	2,762	-	605,664	-	-	605,664
Accounts payable and accrued liabilities	3,170,205	92,654	-	3,262,859	-	-	3,262,859
Embedded Conversion option liability	9,232,412	-	-	9,232,412	-	-	9,232,412
Convertible notes payable	1,575,858	-	-	1,575,858	-	-	1,575,858
Amount owing to Directors	564,187	-	-	564,187	-	-	564,187
Borrowings	3,804,883	-	76,574	3,881,457	-	-	3,881,457
Provision for taxation	620,555	-	-	620,555	-	-	620,555
Total Current Liabilities	19,571,002	95,416	76,574.00	19,742,992	-	-	19,742,992

Total Liabilities	19,571,002	95,416	76,574.00	19,742,992	-	-	19,742,992

Stockholders’ Equity
Series A Preferred stock, $0.0001 par value, 100,000,000 shares authorized; 42,257,877 shares issued and outstanding at March 31, 2019	4,317	228,692	(228,658)	4,351	782	(782)	4,351
Discount on common stock	(500)	-	-	(500)	-	-	(500)
Additional paid-in capital	6,147,572	-	956,161	7,103,733	-	-	7,103,733
Stock subscriptions	(262,768)	-	-	(262,768)	-	-	(262,768)
Accumulated deficit	(11,246,233)	(285,805)	285,805	(11,246,233)	-	-	(11,246,233)
Accumulated other comprehensive loss	(118,560)	(4,621)	4,621	(118,560)	(72)	72	(118,560)
Total Anvia Holdings Corporation stockholders’ equity	(5,476,172)	(61,734)	1,017,929	(4,519,977)	710	(710)	(4,519,977)
Non-controlling interest	(26,150)	-	(24,694)	(50,844)	-	-	(50,844)
Total Stockholders’ Equity	(5,502,322)	(61,734)	993,235	(4,570,821)	710	(710)	(4,570,821)

Total Liabilities and Stockholders’ Equity	14,068,680	33,682	1,069,809	15,172,171	710	(710)	15,172,171

# Please refer to Form 8-K/A announced on September 18, 2019

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the three months ended March 31, 2019

(Unaudited)

	Anvia Holdings Corporation (#)	AIB	Pro forma adjustments (acquisition of AIB)	Pro forma results (adjusted for acquisition of AIB)	Online	Pro forma adjustments (acquisition of Online)	Pro forma results (combined)
	March 31, 2019	March 31, 2019		March 31, 2019	March 31, 2019		March 31, 2019

Revenue	5,808,368	131,239	-	5,939,607	-	-	5,939,607
Cost of goods sold	(3,572,889)	(14,796)	-	(3,587,685)	-	-	(3,587,685)
Gross Profit	2,235,479	116,443	-	2,351,922	-	-	2,351,922

Operating Expenses
General and administrative	(2,696,104)	-	-	(2,696,104)	-	-	(2,696,104)
Other income	1,321	-	-	1,321	-	-	1,321
Operating Expenses	(3,405,328)	(162,886)	-	(3,568,214)	-	-	(3,568,214)

Loss From Operations	(3,864,632)	(46,443)	-	(3,911,075)	-	-	(3,911,075)

Finance costs
Interest expense	(4,623,123)	-	-	(4,623,123)	-	-	(4,623,123)

Loss Before Income Taxes	(8,487,755)	(46,443)	-	(8,534,198)	-	-	(8,534,198)

Provision for income taxes	(598)	-	-	(598)	-	-	(598)

Net Loss	(8,488,353)	(46,443)	-	(8,534,796)	-	-	(8,534,796)
Net income loss attributable to the non-controlling interest	(412)	-	-	(412)	-	-	(412)
Net Loss Attributable To The Shareholders of The Company	(8,488,765)	(46,443)	-	(8,535,208)	-	-	(8,535,208)

Other comprehensive income/(expense):
Foreign currency translation gain/(loss)	3,932	(10)	-	3,922	6	-	3,928
Comprehensive (loss)/profit	(8,484,833)	(46,453)	-	(8,531,286)	6	-	(8,531,280)

Other comprehensive income attributable to non-controlling interests	(112)	-	-	(112)	-	-	(112)
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	(8,484,945)	(46,453)	-	(8,531,398)	6	-	(8,531,392)

Basic and Diluted Loss per Common Share	(0.20)	(0.15)	0.00	(0.02)	0.01	0.00	(0.20)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	300,002	(300,002)	42,257,877	1,000	(1,000)	42,257,877

# Please refer to Form 8-K/A announced on September 18, 2019

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the year ended December 31, 2018

(Audited)

	Anvia Holdings Corporation (#)	AIB	Pro forma adjustments (acquisition of AIB)	Pro forma results (adjusted for acquisition of AIB)	Online	Pro forma adjustments (acquisition of Online)	Pro forma results (combined)
	Dec 31, 2018	Dec 31, 2018		Dec 31, 2018	Dec 31, 2018		Dec 31, 2018

Revenue	22,843,136	552,008	-	23,395,144	-	-	23,395,144
Cost of goods sold	(18,665,758)	(54,074)	-	(18,719,832)	-	-	(18,719,832)
Gross Profit	4,177,378	497,934	-	4,675,312	-	-	4,675,312

Operating Expenses
General and administrative	(1,357,024)	-	-	(1,357,024)	-	-	(1,357,024)
Other income	23,249	11,358.00	-	34,607	-	-	34,607
Operating Expenses	(4,007,278)	(790,066)	-	(4,797,344)	-	-	(4,797,344)

(Loss)/Profit From Operations	(1,163,675)	(280,774)	-	(1,444,449)	-	-	(1,444,449)

Finance costs
Interest expense	(1,320,476)	(2,965)	-	(1,323,441)	-	-	(1,323,441)

(Loss)/Profit Before Income Taxes	(2,484,151)	(283,739)	-	(2,767,890)	-	-	(2,767,890)

Provision for income taxes	(2,201)	-	-	(2,201)	-	-	(2,201)

Net (Loss)/Profit	(2,486,352)	(283,739)	-	(2,770,091)	-	-	(2,770,091)
Net income loss attributable to the non-controlling interest	16,009	-	-	16,009	-	-	16,009
Net (Loss)/Profit Attributable To The Shareholders of The Company	(2,470,343)	(283,739)	-	(2,754,082)	-	-	(2,754,082)

Other comprehensive income/(expense):
Foreign currency translation gain/(loss)	44,127	(5,222)	-	38,905	(77)	-	38,828
Comprehensive (loss)/profit	(2,426,216)	(288,961)	-	(2,715,177)	(77)	-	(2,715,254)

Other comprehensive income attributable to non-controlling interests	564	-	-	564	-	-	564
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	(2,425,652)	(288,961)	-	(2,714,613)	(77)	0	(2,714,690)

Basic and Diluted Loss per Common Share	(0.06)	(0.96)	0.00	(0.06)	(0.08)	0.00	(0.06)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	300,002	(300,002)	42,257,877	1,000	(1,000)	42,257,877

# Please refer to Form 8-K/A announced on September 18, 2019

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

ANVIA HOLDINGS CORPORATION

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On June 25, 2019, pursuant to a Share Sale Agreement (“Agreement”) dated June 25, 2019, Anvia Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., acquire 60% of the issued and outstanding shares of Acquire Insurance Brokers Pty Ltd (“AIB”), an Australian corporation. Under the Agreement, the 60% stakes were transacted at a purchase price of USD$1,029,864 of which USD$75,000 was paid in cash at the closing and USD$954,864 will be paid in the common stock of the Company valued at the mean average price per share for the 30 days prior to the closing of the OTCQB on June 25, 2019. Acquire Insurance Group is a general insurance brokerage based on the Gold Coast. Acquire was established in August 2012 as a specialty broker offering trade credit solutions to businesses trading on credit terms. It quickly expanded to offer all lines of general insurance with a focus on SME, Mid-Market and Corporate accounts. As Online Insurance Group Pty. Ltd. (“Online”). is a dormant entity, the 60% shares were transferred to Anvia (Australia) Pty Ltd. for nil consideration.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2019 balance sheet of acquired companies after giving effect to the acquisition with Anvia Holdings Corporation. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2019 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of acquire companies included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform ANVIA’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 is presented as if the acquired companies acquisition had occurred on March 31, 2019 and combines the historical balance sheet of the Company at March 31, 2019 and the historical balance sheet of companies at March 31, 2019.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and acquired companies for the period ended March 31, 2019 are presented as if the acquisition had taken place on March 31, 2019. The pro forma statement of operations and comprehensive loss for the period ended March 31, 2019 combines the historical results of the Company for the three months ended March 31, 2018 and the historical results of acquired companies for three months ended March 31, 2019.

The unaudited pro forma combined statement of operations and comprehensive loss for the year ended March 31, 2019 has been prepared by combining the Company’s historical consolidated statement of operations for the period ended March 31, 2019, with the historical consolidated statement of income of acquired companies for the period ended March 31, 2019.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To eliminate the equity account of acquired companies incurred before the date of the acquisition and adjust share capital of acquired companies.
●	To record the acquisition through debt financing.

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